Cromwell Long Short Fund
INVESTOR CLASS (MFADX)
INSTITUTIONAL CLASS (MFLDX)
Summary Prospectus
April 30, 2026
Before you invest, you may want to review the Cromwell Long Short Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.thecromwellfunds.com/funds/long-short. You can also get this information at no cost by calling 1-855-625-7333 or by sending an e-mail request to info@thecromwellfunds.com.
Investment Objective
The investment objective of the Cromwell Long Short Fund (the “Long Short Fund” or the “Fund”) is capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
Investor Class	Institutional Class
None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.60%	0.60%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.26%	2.01%
Less: Fee Waiver and/or Expense Reimbursement	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.96%	1.71%

(1) Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.95% and 1.70% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2027 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$199	$678	$1,183	$2,572
Institutional Class	$174	$602	$1,055	$2,314

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the portfolio turnover rate of the Fund was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks capital appreciation while trying to achieve lower volatility than the broad equity market.
To achieve the Fund’s investment objective, Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser generally expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, not exceeding 120% of the Fund’s net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.
The Sub-Adviser primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that the Sub-Adviser believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.
The Fund’s equity securities investments may include common stocks of United States companies of any size, but the Sub-Adviser expects to invest in long and short positions primarily in the large and mid-capitalization segments of the equity market.
The Fund will engage in short sales of securities for hedging purposes and to profit from an anticipated decline in the price of the securities sold short.
The asset allocation strategies utilized by the Sub-Adviser will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the Fund. The Sub-Adviser may select growth stocks or value stocks as it deems appropriate.
The Sub-Adviser may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. The Sub-Adviser may also sell securities if its thesis about the security changes or it needs to make portfolio adjustments to stay within portfolio construction guidelines. The Sub-Adviser may cover the short sale of a security once it has achieved its expected return or it believes there are superior investment opportunities available. The Portfolio Managers have a collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.
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Principal Risks
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:
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Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

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Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, tariffs, trade disputes, the possibility of a national or global recession, the war between Russia and Ukraine,the conflict between Israel and Hamas, and the war between the U.S. and Iran. Inflation, rapid fluctuations in inflation rates and, tariffs and trade disputes may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe, Israel and Hamas in the Middle East, and the war between the U.S. and Iran could have severe adverse effects on the regional or global economies and the markets for certain securities.

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Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

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Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

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Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.
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Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

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Tax Risk. The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

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Growth Stock Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

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Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

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Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

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Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

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Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

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Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.
Fund History
During the past 10 years, the Fund was a series of different registered investment companies. The Fund, first named the Marketfield Fund, launched on July 31, 2007 as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust (“Mainstay”) on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Fund has adopted the performance and financial history of the Predecessor Fund. Performance information shown prior to March 14, 2022, is that of the Predecessor Fund.
Historical Class Mapping

Predecessor Trust	TPM	Mainstay	TPM	TFS (Current Trust)
Predecessor Fund	Marketfield Fund	MainStay Marketfield Fund	Marketfield Fund	Cromwell Long Short Fund (f/k/a Cromwell Marketfield L/S Fund)
Years	2007-2012	2012-2016	2016-2022	3/14/2022 – Present
Class Track	Single Class → N/A N/A	Class I → Class A → Class C →	Class I → Class A → Class C →	Institutional Class Investor Class Investor Class*

Performance figures prior to March 14, 2022, for Investor Class shares are those of the former Class A shares, unadjusted. Accordingly, the returns still reflect the imposition of the Class A sales load. Going forward, Investor Class shares will have no sales load. The former Class A shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012 and were adjusted to reflect differences in fees and expenses.
Performance figures prior to March 14, 2022, for Institutional Class shares are those of the former Class I shares, unadjusted. The former Class I shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012.
Effective the close of business on November 17, 2023, Class C shares were converted to Investor Class shares.
The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).
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Calendar Year Total Return for Institutional Class Shares as of December 31

Best Quarter:	20.21% (Quarter ended June 30, 2020)
Worst Quarter:	(16.77)% (Quarter ended March 31, 2020)

AVERAGE ANNUAL TOTAL RETURNS (for the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	17.51%	6.84%	6.67%
Return After Taxes on Distributions	17.65%	6.61%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares	10.46%	5.32%	5.36%
Investor Class
Return Before Taxes	17.19%	6.57%	6.40%
Russell 1000 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.
Management
The Adviser
Cromwell Investment Advisors, LLC is the Fund’s investment adviser.
The Sub-Adviser
Mutual of America Capital Management, LLC is the Fund’s sub-adviser.
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Portfolio Manager
The following portfolio managers are responsible for the day-to-day management of the Fund:
Joseph R. Gaffoglio, CFA®, CPA (Inactive)
Chief Executive Officer and President, Long Short Sub-Adviser;
Portfolio Manager of the Fund since May 2024.
Thaddeus Pollock, CFA®, CAIA
Executive Vice President, Long Short Sub-Adviser
Portfolio Manager of the Fund since May 2024.
Jamie A. Zendel, FRM
Executive Vice President, Long Short Sub-Adviser
Portfolio Manager of the Fund since May 2024.
Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail addressed to Cromwell Long Short Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 534498, Pittsburgh, PA 15253-4498, or by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

MINIMUM INVESTMENT AMOUNTS
	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information
The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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